PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE THE SUBJECT OF A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED; UNREDACTED VERSION ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION


                               AMENDMENT NO. 2
                           TO THE LICENSE AGREEMENT
                                   BETWEEN
                    GATEWAY 2000 AND MICROSOFT CORPORATION
                       DATED MAY 1, 1995 CONTRACT NO. [*]

This Amendment ("Amendment") to the License Agreement ("Agreement") between MICROSOFT CORPORATION ("MS") and GATEWAY 2000 ("GATEWAY") dated May 1, 1995, is made and entered into this [*].


1.   The attached Exhibit C2 shall replace the existing Exhibit C2.

2. The attached Product information box shall replace the existing Product information box in Exhibit C1.


 6. Windows(R)        EN, DU,           (h), (i), (j)               Upgrade Royalty                   Uplift Royalty     US$[*]
      NT-             FF, D, J               (K)                         US$N/A                           US$[*]
 Workstation
 Version 3.51                                                Beginning [*] estimated quarterly
(x86/Pentium                                               volumes of Windows NT-Workstation: [*]
 Compatible
  Version)



3. The attached Additional Provision (k) shall be added to the ADDITIONAL PROVISIONS KEY -- WINDOWS 95, WINDOWS, WINDOWS FOR WORKGROUPS, MS-DOS AND WINDOWS NT-WORKSTATION Additional Provisions.

(k) For Customer Systems that include Windows NT-Workstation, and where at the time of purchase, the end user requests MS-DOS or Enhanced Tools or Windows or Windows for Workgroups ("Other OS Products") to be included with that Customer System, GATEWAY may include one or more Other OS Products preinstalled on the Customer System. For each Other OS Product distributed with such Customer Systems, GATEWAY shall pay an additional royalty equal to [*] the royalty for such Other OS Product stated in Exhibit C1.

4.   The attached Exhibit C4 shall be added to the Agreement.

5.   The following shall be added immediately after Section 2(a)(ii):

     "and (iii) with respect to Product software in Sections 2(a)(i) and 2(a)(ii) and subject to Section 6(c), license GATEWAY's customers pursuant to GATEWAY's end user license agreement ("EULA")."

     GATEWAY's customers pursuant to GATEWAY's end user license agreement ("EULA").

6.   The attached Section 4(b)(ii) shall supersede the existing Section
     4(b)(ii):

     MS warrants that the Product software if preinstalled on Customer Systems by GATEWAY in accordance with the instructions included in the Product OPK or if manufactured by the Authorized Replicator in accordance with the instructions included in the Product ARK (Authorized Replicator Kit), as applicable, will perform substantially in accordance with the specifications contained in the Product documentation for a period of [*] shipment of the Product software to GATEWAY's customer. Any implied warranties on the Product software are limited [*] from shipment of the Product to GATEWAY's customer.


              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION



     MS and its suppliers' entire liability and GATEWAY's exclusive remedy for breach of the foregoing remedy shall be (a) a credit of the royalty paid to MS for the Product software under Section 3 or (b) GATEWAY's cost to repair or replace the defective Product software, but not to exceed the royalty paid to MS for the Product software under Section 3. The limited warranty above is void if failure of the Product software has resulted from accident, abuse, or misapplication. Any replacement Product software will be warranted for the remainder of the original warranty [*] whichever is longer.

     The parties acknowledge that the above limited warranty and remedies reflect the limited warranty and remedies included in the current EULA for the USA version of most Products as available from Authorized Replicator(s). The above limited warranty and remedies shall be deemed automatically amended to reflect different limited warranties and remedies which may be included in EULA(s) for future licensed releases of the USA version of Products and/or non-USA versions of Products, as applicable, as available from Authorized Replicator(s).

7. Except as provided herein, all terms of the agreement shall remain in full force and effect. In the event of inconsistencies between the Agreement and this amendment, the terms and conditions of the Amendment shall be controlling.

This Amendment shall be null and void unless signed by GATEWAY and returned to MS [*] by GATEWAY.

IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date set forth above. All signed copies of this Amendment to this Agreement shall be deemed originals. This Amendment does not constitute an offer by MS. This Amendment shall be effective upon execution on behalf of GATEWAY and MS by their duly authorized representatives.


MICROSOFT CORPORATION                  GATEWAY 2000, INC.

/s/BENGT AKELND                        /s/WILLIAM M. ELLIOTT
---------------------------------      --------------------------------------
By                                     By


Bendt Akelnd                           William M. Elliott
---------------------------------      --------------------------------------
Name (Print)                           Name (Print)

Director, OEM Sales                    Sr. Vice President and General Counsel
---------------------------------      --------------------------------------
Title                                  Title

       [*]                                     [*]
---------------------------------      --------------------------------------
Date                                   Date


              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION



                                  EXHIBIT C2
                        WINDOWS 95 UPGRADE - PER COPY

*If royalty rate and Maximum Number of Units of Product are not specified for a particular Product, then such Product is not licensed under this Agreement.

**Language Key: EN = English, FF = France French, D = German

                  LANGUAGE       APPLICABLE      ROYALTY/BASIS*         MAXIMUM           ADDED BY
PRODUCT NAME      VERSION(S)     ADDITIONAL                         NUMBER OF UNITS      AMENDMENT
AND VERSION          **          PROVISIONS                           OF PRODUCT*          NUMBER
 Windows(r)      EN, D, FF      (a), (b), (c),     [*] Copy               N/A                 1
   95                           (d), (e), (f),    for English
Upgrade                         (g), (h), (i),     version
                                                   [*] copy
                                                 for French and
                                                 German versions


                   ROYALTY CALCULATION, ORDER, AND PAYMENT

1. GATEWAY agrees to pay MS the royalty rate set forth above for each copy of Product distributed by GATEWAY.

                          ADDITIONAL PROVISIONS KEY

(a) GATEWAY agrees that it will not distribute Product until MS advises its OEM customers generally that Customer Systems with Windows 95 may be distributed.

(b) Notwithstanding anything to the contrary contained in Sections 2 and 6 of the Agreement, GATEWAY shall distribute the Product only in the form/packaging available from the Authorized replicator.

(c) Notwithstanding anything to the contrary contained in Sections 2 and 6 of the Agreement, GATEWAY may distribute the Product only as an "upgrade" provided by GATEWAY separate from a Customer System directly to an existing authorized end-user of the Prior Product (as specified in the chart below) distributed with any GATEWAY Customer System [*]

PRIOR PRODUCT                               PRODUCT
-------------                               -------
Windows 3.0, 3.1., 3.11                     Windows 95 Upgrade

Windows for Workgroups 3.1, 3.11            Windows 95 Upgrade

(d) GATEWAY may only distribute the Product either (i) directly (without use of dealers or other intermediaries) to end users, or (ii) as a mail order fulfillment item directly (without use of dealers or other intermediaries) to end users from GATEWAY or an MS designated fulfillment source.

(e) The packaging for the Product shall indicate that it is intended as an "Upgrade" only (or similar wording) and not for use by a new customer.
(f) GATEWAY's license to distribute this Product shall expire [*]

(g) GATEWAY shall acquire the Product through one Authorized Replicator of GATEWAY's choice. GATEWAY shall notify MS of the Authorized Replicator through which GATEWAY will acquire the Product prior to placing the first order for Product.

(h) GATEWAY agrees to provide Product Support at least comparable to that provided for Product(s) supported by the industry in general. GATEWAY agrees to provide MS[*] prior written notice of any substantive change in GATEWAY's support policy for Windows 95.

(i) GATEWAY shall distribute [*] Product in Europe. Further, Product shall not be advertised by GATEWAY and may only be offered after the sale of the Customer System upon request of the customer as a means of customer satisfaction.

              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION



                                  EXHIBIT C4
                               SAMPLER PRODUCTS

                       LANGUAGE                     APPLICABLE       PER COPY      LOCALIZATION     ADDED BY
PRODUCT NAME AND       VERSION(S)       APM        ADDITIONAL       ROYALTY        ADDITIONAL       AMENDMENT
    VERSION               **          REQUIRED      PROVISIONS          *           ROYALTY         NUMBER

Games for                 EN             Yes            (a)            [*]              Not               2
Windows(R)                                                                          Applicable
   95
version 1.0


*A Product is not licensed hereunder unless royalty rate(s) are indicated in the Product table.

**Language Version Key: EN = USA English Only

                        "PER COPY" ROYALTY CALCULATION

For Product(s) specified as licensed for a particular Customer System on a per copy basis in the Customer System table below:

(1) GATEWAY agrees to pay MS a royalty, at the applicable rate set forth above, for each full or partial unit of Product licensed or distributed by GATEWAY.

(2) In addition, GATEWAY agrees to pay MS the Localization Additional Royalty specified above for each full or partial unit of localized (non-USA English) versions of Product, if any, licensed or distributed by GATEWAY. Localized versions are provided on an if and when available basis.

(3) Where multiple "Releases" (i.e., Update Releases, Version Releases or Product Releases), language versions, or media versions (e.g., MS-DOS and MS-DOS ROM) of a Product are licensed for the same Customer Systems, GATEWAY may distribute only one copy of Product software in addition to one copy of Preinstalled Product Software in one language and Release for use on each such Customer System.

                          ADDITIONAL PROVISIONS KEY

(a)

GATEWAY agrees to provide Product Support at least comparable to that provided for Product(s) supported by the industry in general. GATEWAY agrees to provide MS with [*] prior written notice of any substantive change in GATEWAY's support policy for Windows 95.

                               CUSTOMER SYSTEMS

GATEWAY's Customer Systems shall be GATEWAY's assembled computer systems which (i) are configured for use only by a single user; and (ii) include at least a CPU, motherboard, power supply, hard disk drive, CD-ROM drive, and case.


              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION